                                  Exhibit 23(a)















                        Consent of Deloitte & Touche LLP,
                       Independent Auditors to Registrant








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


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Core Materials Corporation on Form S-8 of our report dated March 2, 1998, appearing in the Annual Report on Form 10-K of Core Materials Corporation for the year ended December 31, 1997.


/s/  DELOITTE & TOUCHE LLP
--------------------------

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 6, 1998















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